Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Finance of America Companies Inc. (the “Company”) for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Johan Gericke, Executive Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2021	/s/ Johan Gericke
Johan Gericke
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)